UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 11, 2013

NEPTUNE ACQUISITION CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54681
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Attn: Mr. Steve Schuster, CEO

c/o Equilibrium Health Group, LLC

1331 NW Lovejoy St, #900

Portland, OR 97209

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

206-499-0158

_____________________________

(ISSUER TELEPHONE NUMBER)

2000 Hamilton Street, #943

Philadelphia, PA 19130

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

William Tay, the sole shareholder of Neptune Acquisition Corp. (the “Registrant”) entered into a Share Purchase Agreement, dated as of May 31, 2013 (the "Agreement"), with Equilibrium Health Group, LLC (EHG). Pursuant to the Agreement, William Tay transferred to EHG 31,390,000 shares of our Common Stock which represents 100% of our issued and outstanding shares in consideration of $35,000 in cash. The Agreement is subject to a number of conditions to closing.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

On June 11, 2013, William Tay, the sole shareholder of the Registrant, consummated a sale of 31,390,000 shares of our common stock to EHG for an aggregate purchase price of $35,000 in cash. Following the closing of the share purchase transaction, EHG owns a 100% interest in the issued and outstanding shares of our Common Stock.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and to Item 5.02 of this Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On June 11, 2013, immediately prior to the closing of the Share Purchase Agreement transaction, Mr. Tay, acting as the sole shareholder of the Registrant, elected and appointed Steve Schuster to the Board of Directors of the Registrant. Biographical information relating to Mr. Schuster is below.

Resignation of Director

Immediately following the closing of the Share Purchase Agreement transaction, Mr. Tay tendered his resignation as the Registrant’s President, Chief Executive Officer, Treasurer, Secretary and Director. Mr. Schuster, acting as the sole remaining member of the Registrant’s Board of Directors, accepted Mr. Tay’s resignation. The resignations were in connection with the consummation of the Share Purchase Agreement with EHG and were not the result of any disagreement with Registrant on any matter relating to Registrant's operations, policies or practices.

Appointment of Officers

Following Mr. Tay’s resignations, Mr. Schuster appointed himself as President, Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors of the Registrant.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at Neptune Acquisition Corp.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. Exhibit Number Description
Exhibit 10.1 - Share Purchase Agreement between William Tay and Equilibrium Health Group, LLC., dated May 31, 2013* & Exhibit 17.1 - Resignation Letter of William Tay, dated as of June 11, 2013*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Neptune Acquisition Corp.

/s/ Steve Schuster

By: ________________________________

Name: Steve Schuster

Title: President/CEO

Dated: June 11, 2013